CMG STRATEGIC EQUITY FUND
                                  (the "Fund")

                 Supplement to Prospectus dated December 1, 2006



1. The following paragraph is added to the section entitled "PERFORMANCE
HISTORY":

         Beginning on February 23, 2007, the Fund's benchmark was changed to the Russell 1000 Index, an unmanaged index that tracks the performance of the largest 1000 securities in the Russell 3000 Index, based on market capitalization. Previously, the Fund's returns were compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The advisor believes that the Russell 1000 Index more accurately reflects the type of securities in which the Fund invests because of its broader market representation. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


2. The following line is added to the "Average Annual Total Returns - As Of 12/31/05" table in the section entitled PERFORMANCE HISTORY:

                                     1 Year       5 Years  Life of the Fund
Russell 1000 Index (%) (3)            6.27         1.07        6.75 (2)


(3) The Russell 1000 Index is an unmanaged index that tracks the performance of the largest 1000 securities in the Russell 3000 Index, based on market capitalization.
















INT-47/128200-0207                                            February 23, 2007